CEAD MILE FAILTE
[Seal]
                           EMERALD ISLE BANCORP, INC.

       NUMBER                                                     SHARES

    Common Stock                                              See reverse for
                                                            certain definitions
                                                             CUSIP 290923 10 1

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFIES THAT



IS THE OWNER OF

        FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                 THE PAR VALUE OF $1.00 PER SHARE EACH OF
EMERALD ISLE BANCORP, INC., transferable only on the books of the Corporation by the holder thereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. The amount of the Common Stock of the Corporation and the par value of the shares thereof are set forth in the Articles of Organization of the Corporation and any amendments thereto, and said Articles as they may be amended are expressly incorporated herein by reference, to which the holder, by acceptance hereof, agrees and assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation

             Dated:



                                   /s/ Gerard F. Linskey    /s/ Mark A. Osborne
                                          TREASURER               PRESIDENT


COUNTERSIGNED AND REGISTERED:
     CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
          (RIDGEFIELD PARK, NJ)               TRANSFER AGENT
                                               AND REGISTRAR

BY
                                      AUTHORIZED SIGNATURE

                           EMERALD ISLE BANCORP, INC.
The Corporation is authorized to issue Common Stock, par value $1.00 per share, and Preferred Stock, par value $1.00 per share. The Articles of Organization give the Board of Directors the authority to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock authorized to be issued by the Corporation. A statement of the authorized classes and series of the Corporation's shares and of the rights, preferences, privileges and restrictions granted to or imposed thereon and upon the holders thereof will be furnished without charge to any stockholder upon request to the Secretary of the Corporation mailed to 730 Hancock Street, Quincy, Massachusetts 02170.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    ADM     Administrator(s)          EX         Executor(s)                     TEN ENT      As tenants by the
              administratrix(ices)                 executrix(ices)                              entireties
                                                                                 TR           Trustee(s)
    COMM    Committee(s)              FBO        For the benefit of              UA           Under Agreement
                                      GDN        Guardian(s)                     UNIF GIFT    Uniform Gifts to
    CONS    Conservator(s)            JT TEN     As joint tenants with right       MIN ACT      Minors Act
                                                   of survivorship and not as
    CUST    Custodian                              tenants in common             UW           Under last will
    EST     Estate                    TEN COM    As tenants in common                           and testament

    Additional abbreviations may also be used though not in the above list.

                                 ASSIGNMENT FORM

For value received_________hereby sell, assign and transfer____________shares
                  (I or we)                                  (amount)

of the Capital Stock represented by this certificate to_________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
                    (Print full name and address of Assignee including zip code)
________________________________________________________________________________
                                                                    zip code
Assignee and do irrevocably constitute and appoint______________________________
                                                   (Leave blank or fill in as
                                                    explained in Notice below)
as Attorney to transfer the said Stock on the books of the Corporation with full power of substitution.

Dated:_____________________

                                       X________________________________________
                                        (Sign here exactly as name(s) is shown
                                        on the face of this certificate without
                                        any change or alteration whatever.)

                                       X________________________________________
                                        (Sign here exactly as name(s) is shown
                                        on the face of this certificate without
                                        any change or alteration whatever.)

                                        NOTICE: The signature to this
                                        assignment must correspond to the
                                        name as written upon the face of
                                        this certificate, in every
                                        particular, without alteration or
                                        enlargement, or any change whatever.

IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate.